Exhibit 10.1

THIRD AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 27, 2007

among

MERITAGE HOMES CORPORATION,
as the Borrower,

GUARANTY BANK
as Administrative Agent and Swing Line Lender,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

WACHOVIA BANK, NATIONAL ASSOCIATION and BANK OF AMERICA, N.A.,

as Co-Documentation Agents,

COUNTRYWIDE BANK, FSB,

U. S. BANK NATIONAL ASSOCIATION,

CITICORP NORTH AMERICA, INC.,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

UBS SECURITIES LLC, and BNP PARIBAS

as Managing Agents,

SUNTRUST BANK,

as Co-Agent,

and

The Other Lenders Party Hereto

GUARANTY BANK,
as Joint Lead Arranger and Joint Book Manager

and

J. P. MORGAN SECURITIES, INC.,

as Joint Lead Arranger and Joint Book Manager

THIRD AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to First Amended and Restated Credit Agreement (this “Third Amendment”) dated as of September 27, 2007, is entered into among Meritage Homes Corporation, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and Guaranty Bank, in its capacity as Administrative Agent (the “Administrative Agent”).

BACKGROUND

A.            The Borrower, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement dated as of May 16, 2006, as amended by that certain First Amendment and Commitment Increase Agreement, dated as of June 30, 2006, and that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of May 18, 2007 (as amended, modified, supplemented or restated, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

B.            The Borrower has requested certain amendments to the Credit Agreement.

C.            The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

1.             AMENDMENTS.

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms thereto in proper alphabetical order to read as follows:

“Liquidity” means, as of any date of determination, the amount by which (a) the lesser of (i) the Borrowing Base and (ii) the Aggregate Commitments exceeds (b) the Total Outstandings.

“Partial Suspension Period” means the one-time period of up to three consecutive fiscal quarters (all of which must occur within the Reduction Period) commencing with the beginning of a fiscal quarter contained within the Reduction Period chosen by the Borrower, but no later than the second fiscal quarter of fiscal year 2008. The Borrower shall designate the Partial Suspension Period concurrently with its delivery to the Administrative Agent of a Compliance Certificate for the first fiscal quarter of such period by delivering its notice of designation (the “Partial Suspension Designation”) to the Administrative Agent. The Partial Suspension Designation is irrevocable upon the Administrative Agent’s receipt thereof.

“Reduction Period” means the one-time period of nine consecutive fiscal quarters, commencing with the fiscal quarter chosen by the Borrower, but no later than the second fiscal quarter of fiscal year 2008. The Borrower shall designate the Reduction Period concurrently with its delivery to the Administrative Agent of a Compliance Certificate for the first fiscal quarter of such period by delivery of its notice of designation (the “Reduction Designation”) to the Administrative Agent. The Reduction Designation is irrevocable upon the Administrative Agent’s receipt thereof. For the avoidance of doubt, the Reduction Period includes the Partial Suspension Period.

“Reduction Period Prohibited Payment” means (a) any cash dividend or other cash distribution with respect to any Equity Interest of the Borrower or any Restricted Subsidiary, or any cash payment, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interest or of any option, warrant or other right to acquire any such Equity Interest and (b) any prepayment of principal, interest, premium or penalty on the Senior Notes or any other Public Indebtedness or any Subordinated Debt of any Loan Party or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of the Senior Notes or any other Public Indebtedness or any Subordinated Debt (including, without limitation, the setting aside or the deposit of funds therefor); provided, however, a refinancing of the Senior Notes or any other Public Indebtedness or any Subordinated Debt, to the extent consisting of the repayment of the Senior Notes or any other Public Indebtedness or any Subordinated Debt and the related incurring of new Indebtedness in respect of the Senior Notes or such other Public Indebtedness or such Subordinated Debt (“Reduction Period Refinancing Indebtedness”), respectively, shall not constitute a Reduction Period Prohibited Payment so long as (i) any Reduction Period Refinancing Indebtedness consisting of Subordinated Debt is subordinated to the Obligations (or Guarantor’s obligations under its Guaranty, as applicable) to the same extent as the Indebtedness being refunded, refinanced or extended, and (ii) the Reduction Period Refinancing Indebtedness is scheduled to mature no earlier than the current maturity date of such Indebtedness.

“Third Amendment Closing Date” means the date that all conditions precedent set forth in Section 3 of the Third Amendment to First Amended and Restated Credit Agreement, dated as of September 27, 2007, among the Borrower, the Lenders and the Administrative Agent are satisfied.

(b)           The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means the following percentages per annum:

2

Pricing Level	Leverage Ratio	Commitment Fee	Eurodollar Rate; all Letters of Credit	Base Rate
1	Greater than 1.75 to 1	0.300%	2.000%	0.250%
2	Greater than 1.50 to 1 but less than or equal to 1.75 to 1	0.275%	1.750%	0.250%
3	Greater than 1.25 to 1 but less than or equal to 1.50 to 1	0.250%	1.625%	0.000%
4	Greater than 1.00 to 1 but less than or equal to 1.25 to 1	0.250%	1.500%	0.000%
5	Less than or equal to 1.00 to 1	0.225%	1.250%	0.000%
6	Less than or equal to 1.00 to 1 and maintenance of Required Debt Rating	0.200%	1.125%	0.000%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that (x) if a Compliance Certificate is not delivered when due in accordance with such Section, or (y) there shall occur an Event of Default, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered or such Event of Default shall have occurred, as applicable. Thereafter, as to clause (x) above only, any decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered. In addition to the Leverage Ratio required above, in connection with a decrease in the Applicable Rate to Pricing Level 6, such decrease shall occur only if the Borrower shall have and maintain a Debt Rating of at least (i) BBB- by S&P or Fitch and (ii) Baa3 by Moody’s (the “Required Debt Rating”). Thereafter, if Pricing Level 6 is in effect and a publicly announced downgrade in any Debt Rating to a level below the Required Debt Rating shall occur, the Applicable Rate shall be increased to Pricing Level 5 effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, (a) the Applicable Rate in effect from and after the Third Amendment Closing Date through and including the date the Compliance Certificate is delivered pursuant to Section 6.02(b) for the third fiscal quarter of fiscal year 2007 shall be Pricing Level 4 and (b) in no event shall Pricing Level 6 be in effect at any time at which the Interest Coverage Ratio is less than 2.00 to 1.00 during the Reduction Period.

Notwithstanding the foregoing, at any time at which the Interest Coverage Ratio is less than 2.00 to 1.00 during the Reduction Period, the Applicable Rate for the Eurodollar Rate, Letters of Credit and the Base Rate determined as provided above shall be increased based upon the Interest Coverage Ratio as follows:

3

Interest Coverage Ratio	Increase in Applicable Rate for Eurodollar Rate, Letters of Credit and Base Rate
Less than 2.00 to 1.00 but greater than or equal to 1.50 to 1.00	0.250%
Less than 1.50 to 1.00 but greater than or equal to 1.00 to 1.00	0.375%
Less than 1.00 to 1.00	0.500%

Further, notwithstanding the foregoing, at any time during the Partial Suspension Period at which the Interest Coverage Ratio is less than 1.00 to 1.00 and the Leverage Ratio is greater than 1.10 to 1.00, the total increase in the Applicable Rate for the Eurodollar Rate, Letters of Credit and the Base Rate shall be 0.650%.

The determination of the Interest Coverage Ratio and the Leverage Ratio shall be made from the then most recent Compliance Certificate delivered by the Borrower pursuant to Section 6.02(b), and the adjustment in the Applicable Rate, if any, shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered; provided, however, if (x) a Compliance Certificate is not delivered when due in accordance with such Section or (y) there shall occur an Event of Default, then an increase in the Applicable Rate of 0.650% shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered or such Event of Default shall have occurred, as applicable. Thereafter, as to clause (x) above only, any decrease in the Applicable Rate resulting from a change in the Interest Coverage Ratio or Leverage Ratio, as appropriate, shall become effective as of the first Business Day following the date a Compliance Certificate is delivered.

In the event that any financial statement delivered pursuant to Section 6.01(a) or 6.01(b) or any Compliance Certificate delivered pursuant to Section 6.02(b) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined using the Pricing Level applicable for such Applicable Period based upon the corrected Compliance Certificate, and (iii) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. This paragraph shall not limit the rights of the Administrative Agent and the Lenders under Section 2.08 and Article VIII and other provisions of this Agreement. The obligations of the Borrower under this paragraph shall

4

survive termination of the Commitments and the repayment of all other Obligations hereunder.

(c)           The definition of “Borrowing Base” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Borrowing Base” means with respect to an Inventory Valuation Date for which it is to be determined, an amount equal to the sum (without duplication) of the following assets of each Loan Party (but only to the extent that such assets set forth in subparagraphs (a) through (g) below are not subject to any Liens other than Permitted Liens):

(a)           90% of the Net Book Value of Presold Units;

(b)           80% of the Net Book Value of Eligible Model Units;

(c)           80% of the Net Book Value of Unsold Units Under Construction;

(d)           80% of the Net Book Value of Completed Unsold Units Less Than 18 Months Since Completion;

(e)           70% of the Net Book Value of Finished Lots;

(f)            60% of the Net Book Value Land/Lots Under Development; and

(g)           50% of the Net Book Value of Unimproved Entitled Land (provided that no Unimproved Entitled Land shall be included in the Borrowing Base during the Reduction Period);

provided, however, that (i) at no time shall more than 70% of the Borrowing Base be comprised of the items set forth in subparagraphs (e), (f) and (g) above, (ii) at no time shall more than 40% (or 30% during the Reduction Period) of the Borrowing Base be comprised of the items set forth in subparagraphs (f) and (g) above, and (iii) at no time shall the aggregate amount of condominiums exceed 15% of the aggregate number of Units comprising the items set forth in subparagraphs (a), (b), (c) and (d) in the aggregate.

(d)           Section 7.06 of the Credit Agreement is hereby amended by adding the following paragraph to the end thereof to read as follows:

Notwithstanding anything in Section 7.06 above to the contrary, the Borrower may not declare or make, directly or indirectly, any Reduction Period Prohibited Payment during the Reduction Period; provided that, if no Default exists or would result therefrom, the Borrower may make the Restricted Payments provided for in Sections 7.06(a), 7.06(d)(iii) and 7.06(e).

(e)           Section 7.11(b) of the Credit Agreement is hereby amended to read as follows:

5

(b)           Leverage Ratio. Permit the Leverage Ratio at the end of any fiscal quarter of the Borrower (i) not during the Reduction Period to be greater than 2.25 to 1.00, (ii) during the Reduction Period (but excluding the Partial Suspension Period) to be greater than:

(A)          2.00 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is less than 2.00 to 1.00, but greater than or equal to 1.75 to 1.00;

(B)           1.75 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is less than 1.75 to 1.00, but greater than or equal to 1.50 to 1.00;

(C)           1.50 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is less than 1.50 to 1.00, but greater than or equal to 1.25 to 1.00; or

(D)          1.40 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is less than 1.25 to 1.00; or

(iii) during the Partial Suspension Period, to be greater than 1.40 to 1.00.

(f)            Section 7.11(c) of the Credit Agreement is hereby amended to read as follows:

(c)           Interest Coverage Ratio. (A) Permit the Interest Coverage Ratio (i) at the end of any fiscal quarter of the Borrower not during the Reduction Period to be less than 2.00 to 1.00, (ii) at the end of any fiscal quarter of the Borrower during the Reduction Period (but excluding the Partial Suspension Period) to be less than:

(A)          1.00 to 1.00 at the end of the first six fiscal quarters during the Reduction Period;

(B)           1.25 to 1.00 at the end of the seventh fiscal quarter during the Reduction Period;

(C)           1.50 to 1.00 at the end of the eighth fiscal quarter during the Reduction Period; or

(D)          1.75 to 1.00 at the end of the ninth fiscal quarter during the Reduction Period; or

(iii) during the Partial Suspension Period to be less than 0.50 to 1.00; provided that if the Reduction Period commenced with the third fiscal quarter of 2007 and the Partial Suspension commenced with the second fiscal quarter of 2008, the Interest Coverage Ratio shall not be less than 1.00 to 1.00 at the end of the third fiscal quarter of the Partial Suspension Period; or

(B)           Permit the ratio of (x) Consolidated EBITDA for any individual fiscal quarter to (y) Consolidated Interest Incurred for such fiscal quarter (i.e., the Interest Coverage Ratio

6

calculated on an individual quarterly basis rather than a period of four fiscal quarters) to be less than 1.00 to 1.00 for five consecutive quarters during the Reduction Period.

(g)           Section 7.11 of the Credit Agreement is hereby amended by adding a new subsection (i) thereto to read as follows:

(i)            Liquidity. At any time that the Interest Coverage Ratio during the Partial Suspension Period is less than 1.00 to 1.00, permit Liquidity to be less than $75,000,000.

(h)           The Aggregate Commitments are hereby reduced to $800,000,000 and the Commitment of each Lender is hereby reduced to be the amount set forth opposite each Lender’s name on Schedule 2.01, which is hereby amended to be in the form of Schedule 2.01 attached to this Third Amendment.

(i)            Exhibit D, the Compliance Certificate, is hereby amended to be in the form of Exhibit D attached to this Third Amendment.

(j)            Exhibit H, the Borrowing Base Certificate, is hereby amended to be in the form of Exhibit H attached to this Third Amendment.

2.             REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Third Amendment, (ii) this Third Amendment has been duly executed and delivered by the Borrower and (iii) this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the

7

Borrower, or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Third Amendment or (ii) the acknowledgement by each Guarantor of this Third Amendment.

3.             CONDITIONS TO EFFECTIVENESS. All provisions of this Third Amendment shall be effective on September 27, 2007, subject to the satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Third Amendment executed by the Lenders, the Borrower and acknowledged by each Guarantor;

(b)           the Administrative Agent shall have received a certified corporate resolution of the Borrower authorizing the execution, delivery and performance of this Third Amendment;

(c)           the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d), and (e) of this Third Amendment;

(d)           the Administrative Agent shall have received immediately available funds from the Borrower, for the account of each Lender that executes this Third Amendment, in an amount agreed to by the Borrower and such Lender; and

(e)           the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Third Amendment shall be a Loan Document.

(b)           The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

5.             COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6.             GUARANTORS ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the

8

Borrower of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7.             EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.             GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Third Amendment shall be binding upon the parties hereto and their respective successors and assigns.

9.             HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

10.           ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

9

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment by their duly authorized officers as of the date first above written.

MERITAGE HOMES CORPORATION

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

Signature Page to Meritage Third Amendment

GUARANTY BANK, as Administrative Agent

By:	/s/ Sam Meade
Sam Meade
Senior Vice President

GUARANTY BANK, as a Lender

By:	/s/ Sam Meade
Sam Meade
Senior Vice President

Signature Page to Meritage Third Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

Signature Page to Meritage Third Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Meritage Third Amendment

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Kevin M. Cole, I
	Name:	Kevin M. Cole, I
	Title:	Assistance Vice President

Signature Page to Meritage Third Amendment

U. S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Adrian Montero
	Name:	Adrian Montero
	Title:	Vice President

Signature Page to Meritage Third Amendment

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Ronald Rogza
	Name:	RONALD ROGZA
	Title:	Senior Vice President

Signature Page to Meritage Third Amendment

CITICORP NORTH AMERICA, INC., as a
Lender

By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Director

Signature Page to Meritage Third Amendment

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Meritage Third Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to Meritage Third Amendment

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:
Name:
Title:

Signature Page to Meritage Third Amendment

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Signature Page to Meritage Third Amendment

COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

Signature Page to Meritage Third Amendment

COMPASS BANK, as a Lender

By:	/s/ Chad Mantel
	Name:	CHAD MANTEL
	Title:	VP

Signature Page to Meritage Third Amendment

REGIONS BANK (successor by merger with
AmSouth Bank), as a Lender

By:	/s/ Ronny Hudspeth
	Name:	RONNY HUDSPETH
	Title:	SR. VICE PRESIDENT

Signature Page to Meritage Third Amendment

BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Senior Vice President

Signature Page to Meritage Third Amendment

LASALLE BANK, N.A., as a Lender

By:	/s/ Nathan Dever
	Name:	Nathan Dever
	Title:	First Vice President

Signature Page to Meritage Third Amendment

KEYBANK NATIONAL ASSOCIATION, as a
Lender

By:
Name:
Title:

Signature Page to Meritage Third Amendment

NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Christopher Mata
	Name:	Christopher Mata
	Title:	Commercial Banking Officer

Signature Page to Meritage Third Amendment

CALIFORNIA BANK & TRUST, a California
banking corporation, as a Lender

By:	/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	Vice President

Signature Page to Meritage Third Amendment

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Meritage Third Amendment

COUNTRYWIDE BANK, FSB, as a Lender

By:	/s/ Douglas A. Dixon
	Name:	Douglas A. Dixon
	Title:	Senior Vice President

Signature Page to Meritage Third Amendment

ACKNOWLEDGED AND AGREED TO:

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

Signature Page to Meritage Third Amendment

MERITAGE HOMES OF TEXAS HOLDING, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOMES OF TEXAS JOINT
VENTURE HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC, its Sole
Member

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOMES OF CALIFORNIA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

Signature Page to Meritage Third Amendment

MERITAGE HOMES OF NEVADA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOMES OF COLORADO, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

Signature Page to Meritage Third Amendment

CALIFORNIA URBAN BUILDERS, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole
Member and Manager

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

GREATER HOMES, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

MERITAGE HOMES OPERATING COMPANY, LLC

By:	Meritage Holdings, L.L.C., its Manager

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

Signature Page to Meritage Third Amendment

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President – Treasurer

Signature Page to Meritage Third Amendment

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Guaranty Bank	$84,705,882.00	10.588235294%
JPMorgan Chase Bank, N.A., a national banking association	$75,294,118.00	9.411764706%
Wachovia Bank, National Association	$65,882,353.00	8.235294118%
Bank of America, N.A.	$56,470,588.00	7.058823529%
Countrywide Bank, FSB	$51,764,706.00	6.470588235%
U. S. Bank National Association	$47,058,824.00	5.882352941%
Citicorp North America, Inc.	$47,058,824.00	5.882352941%
Deutsche Bank Trust Company Americas	$47,058,824.00	5.882352941%
UBS Loan Finance, LLC	$47,058,824.00	5.882352941%
BNP Paribas	$47,058,824.00	5.882352941%
SunTrust Bank	$32,941,176.00	4.117647059%
Comerica Bank	$23,529,412.00	2.941176471%
Compass Bank	$23,529,412.00	2.941176471%
Regions Bank	$23,529,412.00	2.941176471%
Bank of Oklahoma, N.A.	$23,529,412.00	2.941176471%
LaSalle Bank, N.A.	$23,529,412.00	2.941176471%
PNC Bank, National Association	$23,529,412.00	2.941176471%
KeyBank National Association	$18,823,529.00	2.3592941176%
Wells Fargo Bank, National Association	$14,117,647.00	1.764705882%
Northern Trust Company	$14,117,647.00	1.764705882%
California Bank & Trust, a California banking corporation	$9,411,765.00	1.176470588%
Total	$800,000,000.00	100.000000000%

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:

To:                              Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 16, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Meritage Homes Corporation (the “Borrower”), the Lenders from time to time party thereto, and Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                         of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

1.             Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.             A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

1

[select one:]

[to the best knowledge of the undersigned as of the date hereof no Default or Event of Default under the Agreement has occurred and its continuing.]

—or—

[the following is a list of each such Default or Event of Default and its nature and status:]

4.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                        ,                           .

MERITAGE HOMES CORPORATION

By:
Name:
Title:

2

For the Month/Quarter/Year ended                              (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

I.	Leverage Ratio – For Determination of Applicable Rate.

	A.	Consolidated Indebtedness:

		1.	Indebtedness of the Loan Parties:

			(a)	Without duplication, all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:	$

(b)

Without duplication, all direct or contingent obligations arising under letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds and similar instruments:

$

			(c)	Without duplication, all net obligations under any Swap Contract:	$

(d)

Without duplication, all obligations to pay the deferred purchase price of property or services (except (i) Trade accounts payable that are not more 30 days past the date the invoice was approved and entered into the computer system by such Loan Party, (ii) accrued expenses incurred by such Person in the ordinary course of business, (iii) marketing fees payable to developers of master planned communities incurred by such Person in the ordinary course of business, (iv) reimbursement obligations for impact or development fee credits to be received by such Person incurred in the ordinary course of business, (v) deferred lot premium or profit participation obligations payable to developers of master planned communities incurred in the ordinary course of business and (vi) obligations to developers or owners of master planned communities in form of a performance encumbrance of such Person incurred in the ordinary course of business):

$

(e)

Without duplication, indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed or is limited in recourse:

$

3

			(f) Without duplication, obligations under Capital Leases:	$

			(g) Without duplication, Synthetic Lease Obligations and other Off-Balance Sheet Liabilities:	$

			(h) Without duplication, obligations in respect of Redeemable Stock:	$

			(i) Without duplication, any Receivables Facility Attributed Indebtedness:	$

			(j) Without duplication, any “withdrawal liability” as such term is defined under Part I of Subtitle E of Title IV of ERISA:	$

			(k) Without duplication, all Guarantees in respect of any of the foregoing:	$

			(l) Indebtedness (Lines I.A.1(a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j) + (k)):	$

		2.	Indebtedness of one Loan Party to another Loan Party:	$

		3.	Consolidated Indebtedness (Line I.A.1(l) - Line I.A.2):	$

	B.	Consolidated Tangible Net Worth:

		1.	Shareholders’ Equity of the Loan Parties:	$

		2.	Intangible Assets of the Loan Parties:	$

		3.	Consolidated Tangible Net Worth: (Line I.B.1 - Line I.B.2):	$

	C.	Leverage Ratio:

		1.	Consolidated Indebtedness:	$

		2.	The face amount of all undrawn Performance Letters of Credit issued for the account of, or guaranteed by, the Loan Parties:	$

		3.	Attributable Indebtedness in respect of Synthetic Lease Obligations and other Off-Balance Sheet Liabilities and Guarantees with respect thereto:	$

		4.	Total ((Lines I.C.1 - I.C.2 - I.C.3) ÷ Line I.B.3):	to 1

II.	Section 7.02(j) – Limitation on other Investments.

	A.	Actual amount of Investments other than those permitted by subsections (a) through (i) of Section 7.02:		$

	B.	Maximum in aggregate amount at any one time outstanding (Line I.B.3. x 30%):		$

III.	Section 7.03 – Limitation on Indebtedness.

	A.	Aggregate amount of secured Indebtedness, provided that such Liens are on assets other than Borrowing Base Assets:		$

4

	B.	Maximum amount at any time outstanding (Line I.B.3. x 10%):		$

	C.	Aggregate amount of Indebtedness guarantied pursuant to Springing Guarantees:		$

	D.	Maximum amount permitted (50% of Line I.B.3):		$

IV.	Section 7.11(a) – Minimum Net Worth.

	A.	Actual Consolidated Tangible Net Worth (Line I.B.3):		$

	B.	Minimum Net Worth:

		1.	50% of Consolidated Net Income earned in each full fiscal quarter ending after December 31, 2006 (with no deduction for a net loss during any such period):	$

2.

50% of aggregate increases in Consolidated Tangible Net Worth of the Borrower and its Subsidiaries after December 31, 2006 by reason of the issuance and sale of Equity Interests or other equity interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including any conversion of debt securities of the Borrower into such Equity Interests or other equity interests:

$

3.

An amount equal to the net worth of any Person that becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Subsidiary, in each case after December 31, 2006:

$

		4.	Required Minimum Net Worth ($600,000,000 + Line IV.B.1. + 2. + 3.):	$

V.	Section 7.11(b) – Maximum Leverage Ratio.

	A.	Leverage Ratio (Line I.C.3.):		to 1.00

	B.	Maximum Leverage Ratio (See Section 7.11(b) for Maximum Permitted):		to 1.00

VI.	Section 7.11(c) — Minimum Interest Coverage Ratio.

	A.	Consolidated EBITDA for the period of four fiscal quarters ending on the date of date of determination (the “Subject Period”):

		1.	Consolidated Net Income of the Loan Parties for the Subject Period:	$

		2.	To the extent deducted from revenues in determining Consolidated Net Income, Consolidated Interest Expense for the Subject Period:	$

5

		3.	To the extent deducted from revenues in determining Consolidated Net Income, expense for income taxes paid or accrued for the Subject Period:	$

		4.	To the extent deducted from revenues in determining Consolidated Net Income, depreciation for the Subject Period:	$

		5.	To the extent deducted from revenues in determining Consolidated Net Income, amortization for the Subject Period:	$

6.

To the extent deducted from revenues in determining Consolidated Net Income, all other non-cash items reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in the future) for the Subject Period:

$

7.

To the extent deducted from revenues in determining Consolidated Net Income, the amount of dividends accrued or payable by the Loan Parties in respect of Disqualified Equity Interests or any Preferred Stock of any Restricted Subsidiary (excluding any amount payable to any Loan Party), which amount shall be “grossed up” to include any applicable taxes on income that would be used to pay such dividends, provided, however, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary:

$

		8.	Consolidated EBITDA (Lines VI.A.1. + 2. + 3. + 4. + 5. + 6. + 7.):	$

	B.	Consolidated Interest Incurred for the Subject Period:		$

	C.	Interest Coverage Ratio (Line VI.A.8. ÷ VI.B.):		to 1.00

	D.	Minimum Interest Coverage Ratio (See Section 7.11(c) for Minimum Required – Note that calculation for Section 7.11(c)(B) is for each fiscal quarter and not Subject Period)		to 1.00

VII.	Section 7.11(d) – Borrowing Base Debt.

	A.	Borrowing Base as of date of determination (from Borrowing Base Report):		$

	B.	Consolidated Indebtedness as of such date of determination (Line I.A.3):		$

	C.	Any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination:		$

6

D.

Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness secured by Liens on such assets (x) does not exceed the Net Book Value of such asset as determined by GAAP and (y) does not exceed in aggregate amount the amount set forth in Section 7.03(f):

$

	E.	The face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Loan Parties:	$

	F.	Cash and Cash Equivalents and Receivables of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000:	$

	G.	Borrowing Base Debt (Lines VII.B. - C. - D. - E. - F.):	$

VIII.	Section 7.11(e) – Total Land Restrictions.

	A.	Net Book Value of Unentitled Land:	$

	B.	Net Book Value of Unimproved Entitled Land:	$

	C.	Net Book Value of Land/Lots Under Development:	$

	D.	Net Book Value of Finished Lots:	$

	E.	Actual (Lines VIII.A. + B. + C. + D.):	$

	F.	Line I.B.3 x 125%:	$

	G.	50% of outstanding Subordinated Debt:	$

	H.	Maximum Total Land Restrictions (Lines VIII.F. + G.):	$

IX.	Section 7.11(f) – Raw Land Restrictions.

	A.	Net Book Value of Unentitled Land:	$

	B.	Net Book Value of Unimproved Entitled Land:	$

	C.	Actual (Lines IX.A. + B.):	$

	D.	Maximum Raw Land Restrictions (Line I.B.3 x 20%):	$

X.	Section 7.11(g) – Unsold Units.

	A.	Actual Number of Unsold Units existing as of the end of the fiscal quarter:	$

	B.	Number of Unit Closings within the four fiscal quarters ending on the last day of the fiscal quarter x 30%:	$

	C.	Number of Units of Closings within two fiscal quarters ending on the last day of the fiscal quarter x 60%:	$

	D.	Maximum Unsold Units (Greater of Line X.B. and Line X.C.):	$

7

XI.	Section 7.11(h) – Model Units.

	A.	Actual Number of Model Units existing as of the end of the fiscal quarter:	$

	B.	Number of Unit Closings within the four fiscal quarters ending on the last day of the fiscal quarter:	$

	C.	Maximum Model Units (Line XI.B. x 10%):	$

8

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE

Date:

To:          Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 16, 2006 (as amended, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Meritage Homes Corporation (the “Borrower”), the Lenders from time to time party thereto, and Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

This Borrowing Base Certificate is delivered pursuant to Section 6.02(c) of the Credit Agreement.  All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

I.              Borrowing Base [to be completed monthly]

Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of               ,                 (the “Reporting Date”).  The Borrowing Base is determined as follows:

1.	Net Book Value of Presold Units:	$

2.	Net Book Value of Eligible Model Units:	$

3.	Net Book Value of Unsold Units Under Constructions:	$

4.	Net Book Value of Completed Unsold Units Less Than 18 Months Since Completion:	$

5.	Net Book Value of Finished Lots:	$

6.	Net Book Value of Land/Lots Under Development:	$

7.	Net Book Value of Unimproved Entitled Land:	$

8.	Borrowing Base on Reporting Date ((90% x Line 1.) + (80% x Line 2.) + (80% x Line 3.) + (80% x Line 4.) + (70% x Line 5.) + (60% x Line 6.) + (50% (0% during the Reduction Period) x Line 7.)):	$

1

9.	Borrowing Base Debt

	A.	Consolidated Indebtedness as of Reporting Date (Line I.A.3 of Compliance Certificate):	$

	B.	Any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination:	$

C.

Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness secured by Liens on such assets (i) does not exceed the Net Book Value of such asset as determined by GAAP and (ii) does not exceed in aggregate amount the amount set forth in Section 7.03(f):

$

	D.	The face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Borrower or any of its Subsidiaries (other than Unrestricted Subsidiaries):	$

	E.	Cash and Cash Equivalents of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000:	$

	F.	Borrowing Base Debt (Lines 9.A. - B. - C. - D. - E.):	$

10.		Availability (Line 8 - Line 9.F.)	$

II.            Borrowing Base Certifications

Borrower hereby represents and warrants that as of the Reporting Date:

1.             No more than 70% of the Borrowing Base is comprised of the items set forth in lines 5, 6 and 7 above.

2.             No more than 40% (30% during the Reduction Period) of the Borrowing Base is comprised of the items set forth in lines 6 and 7 above.

3.             The aggregate amount of condominiums included in the Borrowing Base does not exceed 15% of the aggregate number of Units comprising the items set forth in lines 1, 2, 3 and 4 in the aggregate.

2

III.           Liquidity [To be completed monthly when required to be maintained pursuant to Section 7.11(i)]

1.	Total Outstandings:	$

2.	Borrowing Base (see I.8):	$

3.	Aggregate Commitments:	$

4.	Lesser of Line 2. and Line 3.:	$

5.	Liquidity (Line 4 – Line 1):	$

6.	Minimum Required:		$75,000,000

3

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                 ,            .

MERITAGE HOMES CORPORATION

By:
Name:
Title:

4